SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)              November 1, 2001
    -------------------------------------------------------------------


                         GENESIS TECHNOLOGY GROUP, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                    333-86347               65-1130026
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File          (IRS Employer
    of incorporation)             Number)                   Identification No.)



                  301 Clematis Street, Suite 3124,
                  West Palm Beach,Florida 33401
                  (Address of principal executive
                  offices, including zip code)


Registrant's telephone number, including area code (561) 835-6600
                                                 -----------------------------

          (Former name or former address, if changed since last report)

ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------


                  On November 1, 2001, the Company decided to change its fiscal year from December 31 to September 30. The Company will include the transitional period on its Form 10-KSB for the period ended September 30, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Genesis Technology Group, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENESIS TECHNOLOGY GROUP, INC.


                                            By:   /s/ Kenneth Shenkman
                                   ----------------------------------------
                                          Name: Kenneth Shenkman
                                          Title:Vice President


Dated: November 13, 2001